UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2007 the Company authorized an option grant to Mr. Oz Fundingsland in recognition of his acceptance to serve as a member of the XsunX Board of Directors. The option provides for the grant of 500,000 options with an exercise price per share of $0.36 for Director services to be rendered commencing November 12, 2007. The vesting schedule is described below:

The vesting schedule for Mr. Fundingsland is:

     The Option shall become exercisable in the following amounts upon the delivery and/or achievement by Optionee of the following milestones:

(a) Beginning November 12, 2007 the Option shall vest and become exercisable at the rate of 62,500 Shares upon the anniversary of each calendar quarter of continuous service as a Director, or prorated portion thereof, for services rendered as a member of the Company Board of Directors up to a total of 500,000 shares.

Also, on November 12, 2007 the Company entered into an agreement amending the terms of a stock option grant dated October 23, 2007 between the Company and Mr. Thomas Anderson, a member of the XsunX Board of Directors. The amendment provided for an increase of 250,000 options to the pool of options available within the vesting provisions of the grant. All other provision of the stock option grant remained the same. The vesting schedule was amended as follows:

(b) Beginning October 1, 2007 the Option shall vest and become exercisable at the rate of 62,500 Shares upon the anniversary of each calendar quarter of continuous service as a Director, or prorated portion thereof, for services rendered as a member of the Company Board of Directors up to a total of 500,000 shares.


SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

On  November  12,  2007,  the  Company  announced  the  appointment  of  Mr.  Oz
Fundingsland as Director, effective November 12, 2007. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Mr. Fundingsland brings over forty years of sales, marketing, executive business management, finance, and corporate governance experience to XsunX. His professional and business experience principally originated with his tenure, commencing in 1964, at Applied Magnetics Corp., a disk drive and data storage company. Prior to his retirement from Applied Magnetics in 1994, Mr. Fundingsland served as an Executive Officer and Vice President of Sales and Marketing for 11 years directing sales growth from $50 million to over $550 million. Commencing in 1993 through 2003 Mr. Fundingsland served as a member of the board of directors for the International Disk Drive Equipment Manufacturers Association "IDEMA" where he retired emeritus, and continues to serve as an advisor to the board. For the last 13 years, Mr. Fundingsland has provided consulting services assisting with sales, marketing, and management to a host of companies within the disk drive, optical, software, and LED industries.

SECTION 6. Asset-Backed Securities

None

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes," "plans," "intend," "scheduled," "potential," "continue," "estimates," "hopes," "goal," "objective," expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On November 12, 2007, XsunX Inc. issued a news release to announce the appointment of Mr. Oz Fundingsland to the Company's Board of Directors. This news release, dated November 12, 2007 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:


        A.  Financial Statements - none

        B.  Exhibit - 10.1 Stock Option Agreement (Oz Fundingsland)

        C.  Exhibit - 10.2 Amendment to Stock Option Agreement (Thomas Anderson)

        D.  Exhibit - 99.1 Press release dated November 12, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2007

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO & President